UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
July 26, 2007
Date of Report (Date of earliest event reported)

Yahoo! Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28018 (Commission File No.)	77-0398689 (IRS Employer Identification No.)
701 First Ave.
Sunnyvale, California 94089
(Address of principal executive offices, including zip code)
(408) 349-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 99.1

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of Director
     On July 26, 2007, the Board of Directors (the “Board”) of Yahoo! Inc. (“Yahoo!” or the “Company”) appointed Mary Agnes Wilderotter to serve as a director of Yahoo!. A copy of Yahoo!’s press release announcing Ms. Wilderotter’s appointment is attached hereto as Exhibit 99.1.
Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Amendment to Bylaws.
     On July 26, 2007, the Board approved an amendment and restatement of the Company’s bylaws (the “Bylaws” and as amended and restated, the “Amended Bylaws”), effective immediately. The Bylaws were amended and restated to implement the following:
     Section 2.4 (Notice of Stockholder Meetings; Affidavit of Notice): The section was amended to change the requirement that notices of meetings of stockholders be in writing. Such notices must still be mailed or electronically transmitted in accordance with the Amended Bylaws and applicable state law.
     Sections 2.5 (Advance Notice of Stockholder Nominees) and 2.6 (Advance Notice Provision for Proposing Business at the Annual Meeting): These sections were amended to clarify certain notice and eligibility requirements for proposing nominees and business at the annual meeting. In addition, certain language that related solely to the 2006 annual meeting was deleted.
     Sections 2.16 (Inspectors of Election), 3.7 (Special Meetings; Notice), 5.3 (Subordinate Officers), 5.4 (Removal and Resignation of Officers), 5.5 (Vacancies in Offices) and 5.8 (Vice Presidents): These sections were amended to specify certain powers of the chief executive officer of the Company with respect to the specified matters.
     Section 3.8 (Quorum): The amended section omits certain language concerning the continued transaction of business at a board meeting at which a quorum was present and directors have subsequently withdrawn.
     In addition, non-substantive language and conforming changes and other technical edits and updates were made in Sections 2.10 (Voting), 2.11 (Waiver of Notice), Section 2.14 (List of Stockholders Entitled to Vote), 2.15 (Stock Ledger), 3.2 (Number of Directors), 3.9 (Waiver of Notice), 4.1 (Committees of Directors), 4.3 (Meetings and Action of Committees), 5.1 (Officers), 5.10 (Chief Financial Officer), 5.11 (Representation of Securities of Other Entities), Section 8.3 (Share Certificates and Uncertificated Shares) and 8.10 (Transfer of Stock) and Article IX (Amendments).
     The descriptions of the changes of the Amended Bylaws contained in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the prior Bylaws, a copy of which was filed with the Securities and Exchange Commission on January 19, 2007 as Exhibit 3.1 to the Company’s Current Report on Form 8-K and is incorporated herein by reference, and the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01          Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
3.1	Amended and Restated Bylaws of Yahoo! Inc.
99.1	Yahoo! Inc. press release dated July 27, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.
By:	/s/ Michael J. Callahan
Michael J. Callahan
Executive Vice President, General Counsel and Secretary

Date: July 27, 2007

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Amended and Restated Bylaws of Yahoo! Inc.
99.1	Yahoo! Inc. press release dated July 27, 2007.